Interests in associates	12 Months Ended
Dec. 31, 2024
Interests in associates
Interests in associates

24. Interests in associates

On April 2, 2024, the Group received an equity interest of 20% in Neurosterix US Holdings LLC domiciliated in the US and parent company of Neurosterix Pharma Sàrl as part of Neurosterix transaction (note 23). Neurosterix’ Group primarily operates in Switzerland and uses Swiss franc as functional currency and US Dollars as presentation currency.

The carrying amount of the equity-accounted investment in Neurosterix’ Group has changed as follows during the year ended December 31, 2024:

2024
Balance as of January 1,	—
Fair value of Neurosterix US Holdings LLC equity interest	9,428,400
Share of net loss of Neurosterix’s Group	(2,177,157)
Share of other comprehensive loss of Neurosterix’s Group	(164,101)
Balance as of December 31,	7,087,142

The summarized financial information of Neurosterix Group is indicated as below :

December 31, 2024
Current assets	19,488,067
Non-current assets	16,798,610
Current liabilities	2,332,589
Non-current liabilities	2,452,936
Net assets (100%)	31,501,153
Group share of net assets (20%)	6,300,231

The carrying amount of the equity-accounted investment in Neurosterix’ Group amounts to CHF 7.1 million as of December 31, 2024, whilst at the same date the Group share of net assets in Neurosterix amounts to CHF 6.3 million. The difference of CHF 0.8 million is due to the fair value of the equity-accounted investment in Neurosterix initially assessed on April 2, 2024, using a financial valuation method.

2024
Income	298,379
Net loss for the period	(10,885,785)
Other comprehensive loss	(820,507)
Total comprehensive loss	(11,706,292)